AMENDED AND RESTATED SETTLEMENT AGREEMENT

         This Amended and Restated Settlement Agreement (the "Agreement") is being made this 30th day of June, 2006 (the "Effective Date") by and between ICOA, Inc., a Nevada corporation ("Company"), with an address at 111 Airport Road, Warwick, RI 02889 and Stephen N. Cummings ("Employee"), with an address at 12 Triphammer Road, Sharon, Massachusetts.

STATEMENTS OF FACT:

A. On or about October 25, 2005 Company and Employee entered into that certain Employment Agreement (the "Employment Agreement") and ICOA Employee Agreement setting forth the terms and conditions of Employee's employment with the Company and further setting forth such parties' rights and obligations in the event of a termination of such employment.

B. On or about June 26, 2006, Employee resigned from his employment with the Company, and the Company accepted such resignation.

C. At the time of resignation, the Company and Employee agreed on certain aspects of a settlement and severance package and the Company required Employee to sign a settlement agreement contingent on Employee having an opportunity to review same, consult an attorney and request changes thereto.

D. This Amended and Restated Settlement Agreement represents the revisions agreed to by all parties after each party had the time to consult with an attorney and obtain independent representation.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Resignation from Employment. Company hereby accepts Employee's resignation from employment with Company effective June 26, 2006. Employee resigns as an officer of the Company as of June 26, 2006.

2. Severance Benefits and Unpaid Compensation and Expenses. In consideration of the Employee's resignation, and in lieu of any amounts that might have become due under the Employment Agreement between the Company and Employee, the Company agrees to pay and provide the following to Employee:

         a. pay to Employee, in accordance with terms set forth in Section 3, all accrued and unpaid salary due to Employee as of the date hereof in the amount of $78,000 (the "Outstanding Salary");

         b. pay to Employee, in accordance with terms set forth in Section 3, severance by paying to Employee an amount equal to his current salary of $12,000 per month for a period of five months (the "Severance");

         c. pay to Employee, in accordance to the terms set forth in Section 3, all accrued expenses now due and owing to Employee and any other expenses incurred by Employee through June 23, 2006, in the amount of $13,186 (the "Outstanding Expenses"). In the event that Employee has incurred expenses which are too recent to document, Employee shall advise and present to Company such expenses within thirty (30) days of the Effective Date.

         d. Company shall keep employee on its health plan through November 30, 2006 in the same manner and at the same level (family, individual, medical dental, etc) as Employee currently maintains and Company shall pay for such coverage in full. Thereafter, Employee shall be given information and the right to participate in such health plans under COBRA or other similar state or federal law.

         e. 500,000 shares of the Company were to be granted to Employee on his six month anniversary with the Company pursuant to the Employment Agreement. The Company will re-price the 500,000 shares that were due Employee to the closing price of June 23, 2006. The stock will be issued to Employee at the restated price no later than one week from closing.

         f. To the extent that during the three (3) months prior to or after the Effective Date the Company reimburses or agrees to reimburse an officer or former officer of the Company for his or her legal fees in connection with his or her separation from the Company, the Company shall promptly reimburse Employee for his legal fees incurred in connection with this Agreement in the same amount that such other officer or former officer received or is entitled to receive.

3.       Payment Schedule

         a. On the date hereof the Company shall pay to Employee $14,000 to be allocated against Outstanding Expenses.

         b. The Company shall (i) pay all Outstanding Expenses before paying any Severance Pay, Outstanding Consulting Fees or Outstanding Salary, and accrued interest thereon, (ii) pay all Outstanding Severance and accrued interest thereon, before paying any Outstanding Consulting Fees or any Outstanding Salary, and interest thereon, and (iii) pay all Outstanding Consulting Fees and accrued interest thereon before paying any Outstanding Salary and interest thereon.

         c. Employee acknowledges that Company cannot make full payment of all sums due hereunder immediately. Therefore, within fourteen (14) calendar days after the Effective Date, the Company shall deliver to Employee a schedule of payments to be made to Employee during the Quarter ending September 30, 2006. Prior to each of September 30, 2006, and December 31, 2006, March 31, 2007, and June 30,
              2007, the Company shall deliver to Employee a schedule of payments to be made to Employee of any unpaid Severance, Outstanding Expenses, and Outstanding Salary, and accrued interest thereon, during the calendar quarter immediately following such date.

         d. Notwithstanding anything contained in this Agreement to the contrary, the Company shall pay Employee no less than $5,000 in each month during the term of this Agreement until paid in full (each a "Minimum Payment").

         e. All sums due hereunder, other than accrued and unpaid expenses, shall bear interest at the rate of 12% per annum until paid in full, or the maximum rate allowed by law if less. All sums due and owing hereunder for accrued but unpaid expenses shall bear interest at the rate of 15% per annum until paid in full, or the maximum amount of interest allowed by law if less.

         f. Failure to provide a payment schedule within the specified time period as set forth in this Section 3, and/or failure to make the Minimum Payment or payment set forth in any schedule provided pursuant to this Section 3, whichever is greater, within ten (10) days of each due date, will be deemed a default hereunder and will result in all sums to be paid to Employee becoming immediately due and payable to Employee in full and will entitle Employee to all rights and remedies available to it hereunder, at law or in equity.

         g. Company will withhold taxes on the amounts paid in accordance with all applicable local, state and federal laws.

4.       Indemnity.

         a. To the full extent permitted by law, the Company hereby indemnifies and holds harmless Employee from any and all claims, costs, expenses, liabilities, judgments, investigations, settlements, suits or actions (including, without limitation, any costs incurred in enforcing this indemnity) arising from or related to Employee's employment with the Company, Employee's position as a consultant to the Company or any other matter related to the Company or arising from action taken by the Company wherein Employee may be named as a party or a witness. This indemnification does not extend to illegal acts or actions taken in contravention of any laws including those of the United States, the State of Rhode Island, or applicable SEC regulations.

         b. In addition, and not by way of limitation, the Company reaffirms the continued indemnification originally contained in the Company's letter to Employee dated October 25, 2006 as well as that certain ICOA Indemnification Agreement (the "Indemnification Agreement") between Company and Employee dated October 25, 2005 with regard to any claims, penalties or other liabilities arising out of obligations owed by the Company to federal, state or local governments for taxes (including taxes on payroll, income, sales and use) which were or should have been accrued on or before October 31, 2005.

         c. In the event that it shall be necessary for a Party to this Agreement to institute legal action to enforce any of the terms and conditions or provisions contained herein, or for any breach thereof, the prevailing party shall be entitled to costs and reasonable attorney's fees.

5. Termination of the Employment Agreement. All provisions of the Employment Agreement and Cummings Employment Agreement, including, without limitation, Section 5 of the Employment Agreement concerning no conflict of interest, are terminated and of no further force and effect.

6. Non-Solicitation. Beginning on the Effective Date and terminating on a date five months from the Effective Date, Employee will not solicit, encourage, or cause others to solicit or encourage any employees, independent contractors, or clients of the Company to terminate their employment, contractual, or client relationship with the Company.

7. Final Payment. The amounts owed to Employee set forth in paragraph 2 hereof are in full payment and satisfaction of any and all claims Employee may have as of the date hereof, arising from, related to, or in connection with Employee's employment with the Company, including, but not limited to, all claims for breach of contract, fraud, wrongful discharge, misrepresentation, defamation, violation of public policy, breach of the implied covenant of good faith and fair dealing, personal injury, emotional distress, sexual harassment, and age, race, sex or other prohibited discrimination; all liabilities for the payment of any sums for accrued earnings, bonuses, stock options or other stock rights, severance pay, sick leave or holiday plans, and any employee benefits..

8. Return of Company Property. Employee represents and warrants that the Employee has returned to Company all Company's property, books, lists, records, other documents and equipment. Employee covenants that should any such property be later discovered in his possession or any additional items of Company's property, Employee agrees to promptly return such property to the Company. Employee acknowledges that he has received any personal property belonging to him that was on Company's premises at the time of his resignation.

9.       Release Employee to Company.

         a. Except as expressly provided herein, Employee, for himself, his successors, administrators, heirs, and assigns, hereby fully releases, waives and forever discharges Company, any affiliated companies or subsidiaries, alter egos, their predecessors, successors, affiliates, assigns, shareholders, directors, officers, agents, attorneys and employees, whether past, present or future (the "Company Released Parties") from any all actions, suits, debts, demands, damages, claims judgments or liabilities of any nature, arising on or before of the date hereof, including costs and attorneys' fees, whether known or unknown, including, but not limited to, all claims arising out of Employee's employment with or separation from any of the Released Parties, and all claims for breach of contract, wrongful discharge, misrepresentation, defamation, violation of public policy, breach of the implied covenant of good faith and fair dealing, personal injury, emotional distress, sexual harassment, and age, race, sex or other prohibited discrimination, and all liabilities for the payment of any sums for accrued earnings, bonuses, stock options or other rights, severance pay, sick leave or holiday plans, and any other employee benefits, but excluding (i) any claim for breach of this Agreement, (ii) any claim that Employee may make under the Company's directors and officer's insurance policy now or in the future or (iii) any claim for indemnification that Employee may have under the by-laws of the Company.

         b. Employee acknowledges and agrees that this release, are essential and material terms of the Agreement and that, without such release and covenant not to sue; no agreement would have been reached by the parties. Employee understands and acknowledges the significance and consequences of this release and this Agreement.

         c. To the maximum extent permitted by law, Employee covenants not to sue or to institute or cause to be instituted any action in any federal, state or local agency or court against any of the Company Released Parties with respect to any claim that is released in this Section 8.

         d. Employee agrees that Company has advised Employee to consult an attorney prior to signing this Agreement and that he has done so.

10.      Release Company to Employee.

         a. Company, for itself and any affiliated companies or subsidiaries, alter egos, their predecessors, successors, affiliates, assigns, shareholders, directors, officers, agents, attorneys and employees, whether past, present or future, hereby fully releases, waives and forever discharges Employee, his successors, administrators, heirs, executors and assigns (the "Employee Released Parties") from any all actions, suits, debts, demands, damages, claims judgments or liabilities of any nature, arising on or before the date hereof, including costs and attorneys' fees, whether known or unknown, including, but not limited to, all claims arising out of Employee's employment with or separation from the Company, and all claims for breach of contract, but excluding any claim for breach of this Agreement and the surviving provisions of the Employment Agreement arising on or after the date of this Agreement.

         b. Company acknowledges and agrees that this release is an essential and material term of the Agreement and that, without such release and covenant not to sue; no agreement would have been reached by the parties.

         c. To the maximum extent permitted by law, the Company covenants not to sue or to institute or cause to be instituted any action in any federal, state or local agency or court against any of the Employee Released Parties with respect to any claim that is released in this Section 9.

11. ADEA Release. Employee specifically waives and releases Company from all claims he may have as of the date he signs this Agreement regarding claims or rights arising under the Age Discrimination in Employment Act of 1967, as amended, 29 U.S.C. ss. 621 ("ADEA"). This paragraph does not waive rights or claims that may arise under the ADEA after the date Employee signs this Agreement. Employee agrees that this Agreement may provide benefits to which he is not otherwise entitled and that Company has advised Employee to consult an attorney prior to signing this Agreement.

12. The Older Workers Benefit Protection Act and the Right to Consider and Revoke.

               A. Employee has up to twenty-one (21) days from the date of receipt of this Agreement to accept its terms. Employee acknowledges and agrees that he has had the opportunity to consult with his attorney about the Agreement prior to any decision on his part to execute this Agreement.

               B. Employee is advised, pursuant to the Older Workers Benefit Protection Act ("OWBPA"), that by signing this Agreement he is specifically waiving any claims he might have which have accrued prior to the execution date of the Agreement under the Age
               Discrimination in Employment Act of 1967 ("ADEA"). Employee acknowledges, represents and agrees that this Agreement shall result in a waiver and release of any rights Employee has under the Age Discrimination in Employment Act of 1967 ("ADEA"), and acknowledges, represents and agrees that he understands his rights under the OWBPA, including but not limited to, his right to consider this Agreement for a period of twenty-one (21) days after his receipt of the Agreement.

               C. Employee, by releasing any such claims under the ADEA, in addition to the other claims set forth in this Agreement, acknowledges that he so releases and waives these claims in exchange for the valuable consideration referred to in Paragraph 2 above.

               D. After the date of execution,  Employee has an additional seven
               (7) days in which to revoke his acceptance. The Agreement shall not become effective or enforceable against Company until it has been fully executed by Employee and returned to Company at the following:

                                   ICOA, Inc.
                                 111 Airport Rd.
                                Warwick, RI 02889

               Furthermore,   the  Agreement  shall  not  become   effective  or
               enforceable against Company unless it remains unrevoked by Employee within the additional seven (7) day revocation period. To revoke, Employee must deliver to Company at the address set forth in above, a written statement of revocation prior to 5:00 p.m. on the seventh day following his execution of this Agreement.

               E. If Employee does not revoke the Agreement, the eighth day after the date of Employee's acceptance will be the Effective Date of the Agreement. If Employee revokes his acceptance of this Agreement within the seven day period specified above, Employee shall receive none of the benefits of this Agreement, including the payment described above. Employee further acknowledges, represents and agrees that if he executes the Agreement prior to the expiration of the twenty-one (21) day period, the decision to do so was his and his alone, and that as a result, he has voluntarily waived the twenty-one (21) day review period.

13. Governing Law. It is intended that the provisions of this Agreement shall be enforced to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. The provisions of this Agreement shall be construed in accordance with the internal laws of the State of Rhode Island. In the event that any paragraph, subparagraph or provision of this Agreement shall be determined to be partially contrary to governing law or otherwise unenforceable, the paragraph, subparagraph, or provision and this Agreement shall be enforced to the maximum extent permitted by law, and if any paragraph, subparagraph or provision of this Agreement shall be determined to be totally contrary to governing law or otherwise totally unenforceable, the paragraph, subparagraph, or provision shall be severed and disregarded and the remainder of this Agreement shall be enforced to the maximum extent permitted by law.

14. No Disclosure. The parties agree that (except in connection with required public disclosure, in connection with tax reporting, or pursuant to legal process in any legal action to enforce the terms of this Agreement) they, their agents, and their family members, directors, officers, and other Released Parties shall keep confidential the terms of this Agreement. Employee and the Company further agree not to disparage the other in the future

15. Confidential Information. a. Employee understands and agrees that in the course of his employment with Company, he has acquired confidential information and trade secrets concerning the operations of Company, Company's owners, subsidiaries and affiliates (collectively the "Companies"), including, but not limited to, information relating to the organization, employment policies, compensation and benefit plans, and personnel and any data, formulae, specifications, proprietary knowledge or information, customer list, marketing strategies, pricing and credit policies, trade secrets, inventions or processes, owned, developed or used in the course of Company's business (collectively "Confidential Information"). Employee covenants and agrees that, for a period of one year from the date hereof, he will not disclose any Confidential Information that is not available to the general public. Further the obligation of confidentiality shall not apply in the event employee is required by law or subpoena to make disclosure. Confidential Information shall not include information that has been independently developed and disclosed by persons owing no duty of confidentiality or nondisclosure to the Company.

          b. Employee's obligations under this section 12 with respect to any portion of Confidential Information shall not apply to such portion that Employee can demonstrate that: (a) was known to Employee at the time of disclosure, (b) was publicly known at or subsequent to the time such portion was communicated to Employee by Company through no fault of Employee; (c) was in Employee's possession free of any obligation of confidence at or subsequent to the time such portion was communicated to Employee by Company; (d) was developed by Employee independently of and without reference to any of the Confidential Information communicated to Employee by Company; (e) was required to be disclosed in response to a valid order by a court or other governmental body or to establish the rights of either party under this Agreement, or (f) was approved for release by written authorization of Company.

16 Default. The occurrence if any of the following shall be an "Event of Default" hereunder:

          a. The Company fails to make, within ten (10) days when due, any payment required by this Agreement.

          b. The Company fails to deliver the payment schedules to Employee as required by Section 3 of this Agreement.

          c. The Company's cessation of business or operations.

          d. The insolvency or the filing of a petition in bankruptcy by or against the Company or the Company shall have made an assignment for the benefit of creditors, or there shall have been appointed a trustee or receiver for all or a substantial part of the Company's property or assets, or any other relief under any bankruptcy, insolvency, reorganization, or other similar act or law of any jurisdiction now or hereafter in effect.

          e. Company's breach of any of its obligations hereunder or of the representations, warranties and covenants contained herein.

17. Remedies. a. Upon the occurrence of an Event of Default, Employee shall give written notice of the Event of Default to Company and Employee may (i) declare all sums then remaining to be paid hereunder to be immediately due and payable, (ii) exercise any of the other remedies provided under this Agreement or otherwise available at law or in equity.

          b. Company shall be liable for all costs, charges and expenses, including reasonable attorney's fees and disbursements, incurred by Employee by reason of the occurrence of an event of default or the exercise of Employee's remedies with respect thereto.

18. Entire Agreement. Employee agrees that this Agreement, including the Exhibits thereto if any, along with the Indemnification Agreement, constitutes the entire understanding between the parties with reference to the subject matter of this Agreement, including employment, independent contractor status, all loans, advances, investments made by Employee, all promises and representations made by Company or its officers, directors or employees, and all prior negotiations and understandings, verbal or written, between Employee and Company, relating to the items and things referred to in this Agreement have been merged herein. Subject to the limitations set forth in Section 5, that certain agreement captioned ICOA Employment Agreement dated October 25, 2005 between Company and employee is hereby terminated and declared null and void and no provisions thereof shall remain in effect (including without limitation any provision that states same shall survive the termination if such agreement), all such provisions having been superseded by this document. Subject to the limitations set forth in Section 5, the Cummings Employment Agreement is hereby terminated and all provisions thereof are superseded by this Agreement, including without limitation the confidentiality provisions and conflict of interest provisions and any restrictions contained therein shall not be binding on employee and employee is hereby released from such restrictions.

19. Arbitration. Any and all disputes arising out of or in any way related to Employee's employment with, or separation from, Company, as well as any and all disputes or claims arising out of or in any way related to this Agreement, including, without limitations, fraud in the inducement of this Agreement, or relating to the general validity or enforceability of this Agreement, shall be submitted to arbitration before an arbitrator of the American Arbitration Association, Providence, Rhode Island, in accordance with the rules of that body governing commercial disputes, and prevailing party shall be entitled to reasonable costs and attorneys' fees. Notwithstanding the foregoing, Employee shall not be required to enforce Employee's payment rights under Section 2 of this Agreement in an arbitration proceeding under this Section 16 and may pursue any other remedy available to him.

20. No Waiver. No express or implied waiver by Employee of any default hereunder shall in any way be, or be construed to be, a waiver of any future or subsequent default. The failure or delay of Employee in exercising any rights granted it hereunder shall not constitute a waiver of any such right upon the continuation or reoccurrence of any such event and any single or partial exercise of any particular right by Employee shall not exhaust the same or constitute a waiver of any other right provided herein.

21. Termination; Survival. The parties obligations under Sections 2, 3, 4, 5, 8, 9, 11 and 12 shall survive termination of this Agreement.

22. Inspection of Records. Employee shall be permitted once per fiscal quarter, at its cost (unless such inspection is due to lack of payment being made as required of Company hereunder in which case the costs shall be borne by Company), to examine the books and records of Company and any related party at any time during business hours and upon reasonable notice.

23. Miscellaneous. The parties hereto agree that if any covenant, paragraph or clause contained in this Agreement, is declared illegal, null or void, or against public policy, for any reason, the remaining covenants, paragraphs or clauses contained in this Agreement shall not be affected thereby.

24. Definition of Company. Each reference to the Company herein shall include all subsidiaries and affiliates of the Company.

25. Corporate Officers. The parties signing below on behalf of the Company represent that they have the power and authority to sign this Agreement and to bind the Company and that by such signature this Agreement shall become the valid and binding agreement of the Company enforceable in accordance with its terms.

IN WITNESS WHEREOF, the parties have executed this Agreement and have had their authorized officers execute this agreement in Warwick, Rhode Island this 30 day of June, 2006.



         ICOA, Inc.

         By
            ----------------------------------------------

         Its
            ----------------------------------------------



         Accepted and Agreed to:



         By
           -----------------------------------------------
           Stephen N. Cummings